As filed with the Securities and Exchange Commission on July 10, 2006





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-07959



                              ADVISORS SERIES TRUST
               (Exact name of registrant as specified in charter)



                               615 E. MICHIGAN ST.
                               MILWAUKEE, WI 53202
               (Address of principal executive offices) (Zip code)



                                 ERIC M. BANHAZL
                              ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                     (Name and address of agent for service)



                                 (414) 765-5340
               Registrant's telephone number, including area code



Date of fiscal year end: OCTOBER 31, 2006
                         ----------------



Date of reporting period:  APRIL 30, 2006
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.



SEMI-ANNUAL REPORT
PERIOD ENDING APRIL 30, 2006



      P I C
----------------
 P R O V I D E N T
-------------------
I N V E S T M E N T
-------------------
  C O U N S E L
-------------------

                                          FAMILY OF GROWTH-ORIENTED
                                          MUTUAL FUNDS
                                          [ ] Small Cap Growth Fund, Class I
                                          [ ] Small Cap Growth Fund, Class A
                                          [ ] Flexible Growth Fund, Class I

                                    CONTENTS
--------------------------------------------------------------------------------

MARKET REVIEW & OUTLOOK ............................................          1

FUND REVIEW ........................................................          3

      o SMALL CAP GROWTH FUND ......................................          3

      o FLEXIBLE GROWTH FUND .......................................          8

INFORMATION ABOUT YOUR FUNDS' EXPENSES .............................         13

SCHEDULE OF INVESTMENTS ............................................         14

      o SMALL CAP GROWTH FUND ......................................         14

      o FLEXIBLE GROWTH FUND .......................................         17

STATEMENTS OF ASSETS AND LIABILITIES ...............................         18

STATEMENTS OF OPERATIONS ...........................................         19

STATEMENTS OF CHANGES IN NET ASSETS ................................         20

FINANCIAL HIGHLIGHTS ...............................................         22

NOTES TO FINANCIAL STATEMENTS ......................................         25

NOTICE TO SHAREHOLDERS .............................................         29

OTHER INFORMATION .................................................. BACK COVER

                            MARKET REVIEW & OUTLOOK
--------------------------------------------------------------------------------

U.S. EQUITY INVESTMENT ENVIRONMENT
--------------------------------------------------------------------------------
We are pleased to report that for the semi-annual period ended April 30, 2006 stock market returns were positive, reflecting solid economic growth and continued positive momentum in corporate earnings. Inflation at the consumer level remained in check. While long-term interest rates edged up, and the Federal Reserve continued raising short-term interest rates, so far the consumer has been able to weather the increase in borrowing and energy costs. Considering the current economic backdrop with moderate inflation, reasonable interest rates, high levels of corporate liquidity, and sustained corporate profits, we believe the climate for equity investing still looks promising.

During the most recent three and six month periods ended 4/30/06, the performance of large capitalization equities lagged the performance of small capitalization equities (see investment returns table below). This outperformance by small stocks was in the face of large cap stocks having stronger earnings momentum than small cap stocks, and additionally selling at more attractive valuations on a Price/Earnings basis, which is the most common measure of how expensive a stock is (P/E ratio is equal to a stock's market capitalization divided by its after-tax earnings over a 12-month period, usually the trailing period but occasionally the current or forward period). During this period the market became somewhat more speculative, and with that, higher volatility small cap stocks outperformed. At some point there is likely to be a change in leadership, but that may not happen until the broad stock market has a meaningful correction, during which, using historical data as a gauge, large capitalization stocks should outperform smaller company stocks.

Below is the performance of the broad market indices and Funds for each quarter making up the semi-annual period ended 4/30/06:

                           FUND AND MARKET PERFORMANCE
--------------------------------------------------------------------------------
FUND RETURN                            10/31/05 -       1/31/06 -     10/31/05 -
                                        1/31/06          4/30/06       4/30/06
--------------------------------------------------------------------------------
Small Cap Growth Fund, Class I           13.40%           6.31%         20.56%
--------------------------------------------------------------------------------
Small Cap Growth Fund, Class A           13.21%           6.19%         20.22%
--------------------------------------------------------------------------------
Flexible Growth Fund, Class I            10.03%          -3.08%          6.64%
--------------------------------------------------------------------------------
INDEX RETURN
--------------------------------------------------------------------------------
S&P 500 Index                             6.57%           2.88%          9.64%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                 5.81%           1.18%          7.06%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                15.68%           4.00%         20.31%
--------------------------------------------------------------------------------
NASDAQ                                    8.70%           0.66%          9.42%
--------------------------------------------------------------------------------

The NASDAQ Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market system traded foreign common stocks and ADR's.

Past performance does not guarantee future results.

                            MARKET REVIEW & OUTLOOK
--------------------------------------------------------------------------------

INVESTMENT
OUTLOOK
--------------------------------------------------------------------------------
With corporate profits still healthy, we believe it is likely that economic activity will also remain strong, albeit less robust than has been the case over the past one to two years. First, the consumer is likely to be less of a growth driver than in the recent past and it will be necessary for business capital spending to pick up the slack left by more moderate levels of consumer spending. While corporate balance sheets are very healthy with cash levels as high as in recent memory, historically, corporations have been reluctant to go on capital spending sprees when the prospects for accelerating earnings growth are less certain. Given that the current economic expansion is now over 52 months old, it is far from certain that corporate America will open the purse strings. Secondly, the relatively recent change in leadership at the Federal Reserve will continue to present policy uncertainties that are likely to play havoc with investor sentiment. That, coupled with the geo-political uncertainties in the Middle East and elsewhere, could depress equity valuations across a broad front, both here in the United States and with other global bourses.

The key to success for the balance of the Funds' fiscal year will be to continue finding quality companies that are fairly valued and will be able to grow their earnings at well-above average rates in an environment where overall corporate profitability is most likely going to be moderating into high single-digit territory. We continue to focus our attention on companies that have competitive advantages or barriers to entry and where we feel they have the potential to double in size within the next four or five years, and where we can purchase the company at attractive valuations relative to their growth prospects. We believe the health care area remains attractive. We feel energy-related stocks are likely to continue to enjoy economic tailwinds, as will select consumer, industrial, and materials companies with unique niches. Certain technology companies are embarking on new product cycles and leadership in this area is changing. We feel confident that we will be able to capture these leadership changes as we move through 2006 and it will be an important focus for us throughout the year.

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
--------------------------------------------------------------------------------

   PHILOSOPHY &
   APPROACH

o  RESEARCH AND INVEST IN
   SMALL CAP COMPANIES
   WITH ABOVE-AVERAGE,
   SUSTAINABLE REVENUE
   AND EARNINGS GROWTH;

o  UTILIZE FUNDAMENTAL
   RESEARCH TO BUILD A
   PORTFOLIO OF CATEGORY
   LEADING COMPANIES THAT
   EXHIBIT:

   o CATALYSTS FOR GROWTH
   o OUTSTANDING COMPANY
     MANAGEMENTS
   o MEASURABLE AND SUPERIOR
     FINANCIAL CHARACTERISTICS


   FUND
   SUMMARIES

   CLASS I

o  TICKER SYMBOL:
   PISCX

o  FUND NUMBER:
   1481

o  CUSIP:
   693365405

o  NUMBER OF HOLDINGS:
   126

   CLASS A

o  TICKER SYMBOL:
   PINSX

o  FUND NUMBER:
   1482

o  CUSIP:
   693365801

o  NUMBER OF HOLDINGS:
   126



SMALL CAP GROWTH FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
The Provident Investment Counsel Small Cap Growth Fund, Class I returned 20.56% for the six-month period ended April 30, 2006. The Provident Investment Counsel Small Cap Growth Fund, Class A returned 20.22% for the six-month period ended April 30, 2006. By comparison, for the same time period the Russell 2000 Growth Index, the Fund's bench-mark, produced a return of 20.29%. The absolute return was one of the strongest six month performances in recent memory and while the pace of the last six months is not realistically sustainable for prolonged periods, the recent performance greatly helped lift the long-term investment return of the Fund.

During the period there were distinct areas that benefited and penalized returns, both from an absolute return perspective as well as a relative basis versus the Fund's benchmark. Focusing first on the Fund's absolute return, stock returns within the Information Technology, Consumer Discretionary, Industrials, Energy, and Financials sectors averaged over 27% for the six month period ended 4/30/06 and represented over 72% of the Fund's portfolio assets. On an absolute return basis the only major sector that failed to provide strong double-digit returns was in the Health Care sector where the Fund's stocks only advanced just over 9%.

Relative performance versus the Fund's benchmark, the Russell 2000 Growth Index, was just under the benchmark. During the six-month period ended 4/30/06 the Fund gained relative performance in most of the major sectors with the exception of the Fund's stock selection within the Health Care sector. While we are always looking to add value to the Fund's benchmark during all parts of the stock market cycle, historically the part of the cycle in which it is the most difficult to add a relative performance advantage is in a very broad stock market advance when selectivity is less important than just being invested. Such was the case in the six-month period ended 4/30/06. For the period, the ten stocks that have contributed the most to the Fund's return include Equinix Inc., Aspreva Pharmaceuticals Corp., W-H Energy Services Inc., Alliance Data Systems Inc., Walter Industries Inc., Genesee & Wyoming Inc., Itron Inc., Intuitive Surgical Inc., Trident Microsystems Inc., and HealthExtras Inc. The ten stocks that detracted the most from the Fund's return were Hudson Highland Group Inc., Quidel Corp., IRIS International Inc., Syneron Medical Ltd., Sonic Solutions, Avid Technology Inc., Lions Gate Entertainment Corp., SRA International Inc., Onyx Pharmaceuticals Inc., and Aspect Medical Systems Inc.

Just one year ago in the Fund's semi-annual commentary we said: "FOR THE BETTER PART OF THE LAST SEVERAL YEARS VALUE EQUITIES HAVE OUTPERFORMED GROWTH EQUITIES. WHILE WE STILL HAVE NOT SEEN A CHANGE IN TREND, WE FEEL CONFIDENT THAT UNIT GROWTH IN THE VALUATION OF EQUITIES WILL BE ACCORDED GREATER IMPORTANCE BY INVESTORS IN THE MONTHS TO COME. ONCE THIS HAPPENS, GROWTH COMPANIES WITH BETTER REVENUE OPPORTUNITIES I.E. STRONG UNIT GROWTH SHOULD BEGIN A PERIOD OF SUSTAINED OUTPERFORMANCE". We are pleased to see that the trend we discussed last year appears to be unfolding, and with that we are confident the Fund will not only be able to deliver positive returns, but also strong relative comparisons.

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
--------------------------------------------------------------------------------

LEAD PORTFOLIO MANAGERS
-----------------------

     PHOTO OMITTED


  ANDREW J. PEARL, CFA
  18 YEARS EXPERIENCE


     PHOTO OMITTED


   NED W. BRINES, CFA
  20 YEARS EXPERIENCE


     TEAM MEMBERS
     ------------
  NICK A. BLANKL, CFA
  7 YEARS EXPERIENCE

    BARRY B. BURCH
  13 YEARS EXPERIENCE

BRADLEY J. CARTER, CFA
  6 YEARS EXPERIENCE

 MICHAEL D. EMERY, CFA
  11 YEARS EXPERIENCE

  DAVID J. FURTH, CFA
  19 YEARS EXPERIENCE

JAMES M. LANDRETH, CFA
  16 YEARS EXPERIENCE


CLASS I, RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
--------------------------------------------------------------------------------
IF INVESTED ON 9/30/93



                                               RUSSELL
                                                2000
                               SMALL CAP -     GROWTH
                                 I FUND         INDEX

                 9/30/93         10,000         10,000
                 4/30/94          9,478          9,860
                 4/30/95         10,514         10,722
                 4/30/96         18,823         14,941
                 4/30/97         14,948         12,917
                 4/30/98         20,959         18,562
                 4/30/99         18,290         17,862
                 4/30/00         37,401         23,468
                 4/30/01         27,914         17,635
                 4/30/02         23,468         16,132
                 4/30/03         18,385         12,341
                 4/30/04         25,263         17,471
                 4/30/05         25,551         17,375
                 4/30/06         33,375         23,653





INVESTMENT RESULTS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 4/30/06
                                                                      SINCE
                          1 YEAR    3 YEARS*  5 YEARS*  10 YEARS*   INCEPTION*
PIC Small Cap
 Growth Fund - Class I
 (Inception
 September 30, 1993)      30.62%     21.96%    3.62%      5.89%       10.04%

Russell 2000
Growth Index              36.13%     24.22%    6.05%      4.70%        7.08%




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643.

-------------
     * Average Annual Total Return represents the average change in account value over the periods indicated. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

        Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

        The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.


        RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
--------------------------------------------------------------------------------
CLASS A, RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
--------------------------------------------------------------------------------
IF INVESTED ON 2/3/97



                                PIC SMALL        RUSSELL
                               CAP GROWTH         2000
                              FUND, CLASS A      GROWTH
                              (WITH LOAD)        INDEX

                                 9,245           9,245
                 2/3/97         10,000          10,000
                4/30/97          7,747           8,648
                4/30/98         10,801          12,428
                4/30/99          9,359          11,959
                4/30/00         19,416          15,712
                4/30/01         14,411          11,807
                4/30/02         12,064          10,801
                4/30/03          9,406           8,263
                4/30/04         12,865          11,697
                4/30/05         12,931          11,633
                4/30/06         16,814          15,836





INVESTMENT RESULTS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 4/30/06

                                                                    SINCE
                                  1 YEAR     3 YEARS*  5 YEARS*   INCEPTION*
PIC Small Cap
  Growth Fund - Class A
  (With Load)
  (Inception February 3, 1997)    22.55%     18.99%     1.92%       5.78%

PIC Small Cap
  Growth Fund - Class A
  (Without Load)
  (Inception
  February 3, 1997)               30.03%     21.36%     3.13%       6.46%

Russell 2000
  Growth Index                    36.13%     24.22%     6.05%       5.10%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643. PERFORMANCE DATA SHOWN REFLECTS THE CLASS A MAXIMUM SALES CHARGE OF 5.75%.

----------------
     * Average Annual Total Return represents the average change in account value over the periods indicated. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

        Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

        The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.

        RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
--------------------------------------------------------------------------------

TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                  % OF
SECURITY                          NET ASSETS    DESCRIPTION
--------------------------------------------------------------------------------
EQUINIX, INC.                       2.25%       Designs, builds and operates
                                                neutral internet business
                                                exchange (IBX) centers. The
                                                company's IBX centers provide
                                                e-commerce companies, content
                                                providers and application
                                                service providers with the
                                                ability to directly interconnect
                                                with a choice of bandwidth
                                                providers, internet service
                                                providers and site & performance
                                                management companies.

VENTANA MEDICAL SYSTEMS, INC.       1.76%       Develops, manufactures and
                                                markets instruments/consumables
                                                used to automate diagnostic and
                                                drug discovery procedures in
                                                clinical histology and drug
                                                discovery laboratories
                                                worldwide.

TEXAS INDUSTRIES, INC.              1.73%       Supplier of construction
                                                materials through two segments:
                                                cements, aggregate and concrete
                                                products; and steel products.

LIFE TIME FITNESS, INC.             1.46%       Operates 48 membership-only
                                                fitness and family recreation
                                                centers in residential locations
                                                across 9 states.

HEALTHWAYS, INC.                    1.41%       Provides comprehensive care
                                                enhancements and disease
                                                management services to health
                                                plans and hospitals in the
                                                United States.

TRAMMELL CROW CO.                   1.35%       Engaged in diversified
                                                commercial real estate services
                                                in the United States, Canada,
                                                Europe, Asia, Central and
                                                South America.

ALLIANCE DATA SYSTEMS CORP.         1.34%       Provides transaction services,
                                                credit services and marketing
                                                services to retail companies in
                                                North America.

AARON RENTS, INC.                   1.33%       Leases and rents residential and
                                                office furniture. The company
                                                rents and sells furniture,
                                                household appliances,
                                                accessories, business equipment
                                                and consumer electronics.

HEALTHEXTRAS, INC.                  1.32%       Provides pharmacy benefit
                                                management services to managed
                                                care organizations,
                                                self-insured employers and third
                                                party payors who contract with
                                                the company.

TRACTOR SUPPLY CO.                  1.30%       Operates over 500 stores in 37
                                                states, offering hardware/tools
                                                and pet/animal and truck/towing
                                                products for farms and ranches.
                                                The company also offers
                                                maintenance products for
                                                agricultural/rural use, work
                                                clothing, and lawn/garden power
                                                equipment.
--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------
                                                                % OF
                                                              NET ASSETS
                           Information Technology                24.9%
PIE CHART                  Industrials                           18.8%
OMITTED                    Health Care                           14.1%
                           Consumer Discretionary                13.4%
                           Energy                                 8.7%
                           Financials                             6.3%
                           Materials                              6.0%
                           Consumer Staples                       1.9%
                           Telecommunication Services             1.6%
                           Utilities                              0.6%
                           Short-Term Investments                 3.7%

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A
--------------------------------------------------------------------------------

STRATEGIC VIEW
--------------------------------------------------------------------------------
We mentioned revenue and earnings growth will likely decelerate during the course of the year. To some extent, this has already begun to occur. The number of companies in the Russell 2000 Growth Index which failed to meet or beat consensus earnings estimates rose from 20% to 23% over the past six months. There are several headwinds which the equity markets will face in the coming months, many potentially arising out of weakening consumer spending. Perhaps the greatest potential driver to a decline in consumer spending is a slowdown in the housing market. There has been increased use of home loans that are tied to adjustable rate mortgages, and the debt-to-income ratio in the U.S. has accelerated and risen to an elevated level over the past several years. When coupled with rising short term rates -and the Fed has indicated there is still tightening ahead - we are avoiding stocks that rely heavily upon broad discretionary consumer spending.

Notwithstanding the above view, the Fund portfolio still holds roughly 15% in consumer related stocks. The portfolio's consumer related companies, however, are posting solid top line growth, mostly due to unit growth. Importantly, these companies also possess very attractive traits which, in our view, should enable them to outperform in a weaker discretionary spending environment. Some of these characteristics are recurring revenues, strong cash flow generation, and dominant industry leadership. Examples of larger Fund portfolio positions include Tractor Supply, SCP Pool, and GameStop Corp.

During the most recent three months the greatest increase in the Fund's portfolio weights occurred in the Industrials sector. We continue to believe that years of underinvestment in many industrial and materials categories, coupled with increasing global demand, has led to pricing power and a potentially longer than expected period of growth. For example, the commercial aerospace industry has benefited from this cycle. Demand for commercial and military aircraft remains robust while production has been limited. The portfolio holds several companies with aerospace exposure including RBC Bearings and Carpenter Technology. Other areas that also fit this profile include machinery, industrial distributors, construction materials, and metals. Case-in-point, we recently purchased RTI International Metals. RTI, which is a manufacturer of titanium and fabricated metals for the industrial markets, is benefiting from both strong end-market demand as well as historically low inventory levels.

The portfolio's technology investments are focused on companies selling products into rapidly expanding and defensible end-markets. Examples include wireless networks and internet software and services. In the Technology sector, we continue to avoid companies susceptible to over-capacity and excess inventories. In health care, the portfolio holds meaningful positions in the health care equipment and health services industries, while the Fund's underweight position relative to the benchmark is primarily a result of significantly less exposure in the biotechnology area.

The strong small cap equity returns of the last six months are likely to moderate over the balance of the Fund's fiscal year. That said, we still believe the prospects for small cap growth stocks are very attractive and we feel the Fund is positioned to take advantage of an improving trend for small cap growth companies that are able to deliver strong operating results in a slowing economic environment.

We thank you for entrusting your hard earned assets to our care, and we will continue to endeavor to work on your behalf to be certain that the trust is well deserved.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
--------------------------------------------------------------------------------

   PHILOSOPHY &
   APPROACH

o  RESEARCH AND INVEST
   IN COMPANIES WITH
   ABOVE-AVERAGE,
   SUSTAINABLE REVENUE
   AND EARNINGS GROWTH;

o  UTILIZE FUNDAMENTAL
   RESEARCH TO BUILD A
   PORTFOLIO OF CATEGORY
   LEADING COMPANIES
   THAT EXHIBIT:

  o   CATALYSTS FOR GROWTH
  o   OUTSTANDING COMPANY
      MANAGEMENTS
  o   MEASURABLE AND SUPERIOR
      FINANCIAL CHARACTERISTICS

   FUND
   SUMMARY

o  TICKER SYMBOL:
   PFLEX

o  FUND NUMBER:
   1484

o  CUSIP:
   693365850

o  NUMBER OF HOLDINGS:
   42

FLEXIBLE GROWTH FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
The Provident Investment Counsel Flexible Growth Fund, Class I returned 6.64% for the six-month period ended April 30, 2006. By comparison, for the same time period the Russell 1000 Growth Index, the Fund's benchmark, produced a return of 7.07%. While the absolute return was positive for period and in-line with the benchmark, relative performance was divided into two distinct periods. The first three months, from 10/31/05 to 1/31/06, the Fund's performance was 4.21% better than the benchmark, and for the second three months, from 1/31/06 through 4/30/06, the Fund's performance trailed the benchmark by 4.26%. The vast majority of this divergence is attributed to the Health Care sector of the Fund portfolio.

During the six months there were distinct areas that benefited and penalized returns, both from an absolute return perspective as well as a relative basis versus the Fund's benchmark. Focusing first on the Fund's absolute return, stock returns within the Information Technology, Industrials, Energy, and Materials sectors averaged over 22% for the six-month period ended 4/30/06 and represented just over 39% of the Fund's portfolio assets. However, these strong results were balanced against less robust returns of the stocks in other sectors, and particularly by very weak returns in the Health Care sector of the Fund portfolio, declining over 10% for the period.

Prior to January 2006, both stock selection and allocation to the Health Care sector had been excellent, and driving strong Fund results for the past two years. A question we are always asking ourselves: Are the opportunities as robust today as they were at the beginning of 2004 when we began adding a meaningful number of new health care companies to the Fund portfolio? We believe the opportunities remain robust. WE WILL DISCUSS OUR REASONING IN THE "STRATEGIC VIEW" SECTION.

For the period, the ten stocks that contributed the most to the Fund's return include Cognizant Technology Solutions Corp., Broadcom Corp., SAP AG, Gilead Sciences Inc., Apple Computer Inc., Monsanto Co., Goldman Sachs Group Inc., QUALCOMM Inc., CVS Corp., and Cameco Corp. The ten stocks that detracted the most from the Fund's return were UnitedHealth Group Inc., Alcon Inc., Symantec Corp., Genzyme Corp., Genentech Corp., St. Jude Medical Inc., Chico's FAS Inc., TD Ameritrade Holding Corp., Apollo Group Inc., and SLM Corp.

Just one year ago in the Fund's semi-annual commentary we said: "FOR THE BETTER PART OF THE LAST SEVERAL YEARS VALUE EQUITIES HAVE OUTPERFORMED GROWTH EQUITIES. WHILE WE STILL HAVE NOT SEEN A CHANGE IN TREND, WE FEEL CONFIDENT THAT UNIT GROWTH IN THE VALUATION OF EQUITIES WILL BE ACCORDED GREATER IMPORTANCE BY INVESTORS IN THE MONTHS TO COME. ONCE THIS HAPPENS, GROWTH COMPANIES WITH BETTER REVENUE OPPORTUNITIES I.E. STRONG UNIT GROWTH SHOULD BEGIN A PERIOD OF SUSTAINED OUTPERFORMANCE". We are pleased to see that the trend we discussed last year appears to be unfolding, and with that we are confident the Fund will not only be able to deliver positive returns, but also strong relative comparisons.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
--------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
--------------------------------------------------------------------------------
IF INVESTED ON 3/31/99


                                 PIC
                               FLEXIBLE       RUSSELL
                                GROWTH         1000
                                 FUND,        GROWTH
                                CLASS I       INDEX


                3/31/99         10,000        10,000
                4/30/99          9,884        10,013
                4/30/00         19,247        12,774
                4/30/01         16,952         8,654
                4/30/02         13,648         6,914
                4/30/03         10,684         5,922
                4/30/04         13,647         7,204
                4/30/05         14,605         7,233
                4/30/06         17,296         8,331






INVESTMENT RESULTS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 4/30/06
                                                                   SINCE
                           1 YEAR     3 YEARS*     5 YEARS*      INCEPTION*
PIC Flexible
  Growth Fund - Class I
 (Inception
 March 31, 1999)           19.11%      16.92%        0.17%         8.12%

Russell 1000
  Growth Index             15.18%      12.05%       -0.76%        -2.55%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643.

-------------
     * Average Annual Total Return represents the average change in account value over the periods indicated.

        The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

        Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

        The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.

        RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

                                                          PORTFOLIO MANAGERS
                                                          ------------------

                                                             PHOTO OMITTED


                                                          SUSAN J. PERKINS, CFA
                                                           25 YEARS EXPERIENCE

                                                            RESEARCH ANALYSTS
                                                            -----------------
                                                        RICHARD S. CAMPAGNA, CFA
                                                           16 YEARS EXPERIENCE

                                                           SEAN C. KRAUS, CFA
                                                           10 YEARS EXPERIENCE

                                                         JAMES M. LANDRETH, CFA
                                                           16 YEARS EXPERIENCE

                                                          EVELYN D. LAPHAM, CFA
                                                           25 YEARS EXPERIENCE

                                                              ROSE HAN PARK
                                                           15 YEARS EXPERIENCE

                                                          LLYOD B. ROGERS, CFA
                                                           11 YEARS EXPERIENCE

                                                            JOHN J. YOON, CFA
                                                           17 YEARS EXPERIENCE

                                                           AYAKO YOSHIOKA, CFA
                                                           8 YEARS EXPERIENCE

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
--------------------------------------------------------------------------------

TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                  % OF
SECURITY                        NET ASSETS      DESCRIPTION
--------------------------------------------------------------------------------

UNITEDHEALTH GROUP, INC.           5.80%     Provides managed health care
                                             services through HMO and government
                                             contracts to 65 million members
                                             in the United States. Also provides
                                             health care business solutions
                                             including financial services,
                                             database management and
                                             administrative management.

SAP AG - ADR                       3.59%     A German company engaged in the
                                             development of client/server
                                             enterprise application software for
                                             businesses.

APPLE COMPUTER, INC.               3.52%     Manufactures desktop and laptop
                                             computers, peripherals, network
                                             devices and digital music players.

GILEAD SCIENCES, INC.              3.47%     Develops therapeutics to care for
                                             patients with life-threatening
                                             diseases. Research and clinical
                                             programs are focused on
                                             anti-infectives, including
                                             antivirals and antifungals.

HALLIBURTON CO.                    3.31%     Provides engineering/construction
                                             and oilfield services to energy,
                                             industrial and governmental
                                             entities worldwide.

COGNIZANT TECHNOLOGY
SOLUTIONS CORP. - CLASS A          3.12%     Provider of custom information
                                             technology design, development,
                                             integration and maintenance
                                             services.

SLM CORP.                          3.07%     A holding company serving as the
                                             major intermediary to the nation's
                                             higher education credit market,
                                             featuring a leading source of
                                             funds, account servicing and other
                                             operational support services for
                                             federally insured student and
                                             parent loans.

GOOGLE, INC. - CLASS A             3.02%     Provides online search, targeted
                                             advertising and other internet
                                             content services via Google.com for
                                             personal and commercial use.

NII HOLDINGS, INC.                 2.98%     Provides digital wireless
                                             voice/data services to business
                                             customers in Mexico, Brazil,
                                             Argentina and Peru. Also provides
                                             Nextel Direct Connect and
                                             International Direct Connect
                                             Services.

CVS CORP.                          2.86%     Operates over 5,400 CVS retail and
                                             specialty drugstores in 37 states
                                             and Washington, D.C.
--------------------------------------------------------------------------------

SECTOR ALLOCATION
--------------------------------------------------------------------------------
                                                    % OF
                                                    NET ASSETS

                    Health Care                       23.8%

 PIE CHART          Information Technology            21.5%

 OMITTED           Consumer Discretionary             13.3%

                    Financials                        12.8%

                    Energy                             9.2%

                    Materials                          6.1%

                    Telecommunication Services         5.4%

                    Consumer Staples                   4.3%

                    Industrials                        1.5%

                    Short-Term Investments             2.1%

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
--------------------------------------------------------------------------------

STRATEGIC VIEW
--------------------------------------------------------------------------------
Over the last three months we made a number of small midcourse shifts in the Fund's port-folio structure. We edged down our exposure in the Consumer Discretionary sector, made holding shifts in both the Health Care and Energy sectors to build a higher level of EPS growth into both areas, and slightly reduced our weighting in the Financials sector. Earnings per share (EPS) represents the portion of a company's earnings, net of taxes and preferred stock dividends, that is allocated to each share of common stock and is calculated by dividing net income earned in a given reporting period (usually quarterly or annually) by the total number of shares outstanding during the same term. New product development, pricing power, unique growth catalysts, and strong financial metrics remain the important focus in our ongoing research efforts. We are currently doing a great deal of work in the eclectic Industrials sector where there are a number of companies that are intriguing by virtue of their opportunities to deliver products and services that are "relatively" immune to an economic slowdown should one develop later in the year, and where their unique products or servicing strategies give them pricing flexibility.

Revisiting our earlier discussion of companies within the Health Care sector, technological advances over the past 5-10 years in biotechnology and other medical areas are providing a higher quality of life during the aging process, and in some cases, have extended life. As baby boomers reach retirement age, unit volume demand for medical services and products will remain high. The Health Care sector is going through enormous structural change that ultimately will shift how health care is priced and paid for. National health care expenditures are over 15% of GDP and forecasted to continue to increase as a percent of GDP. Traditionally, employers have provided health care benefits, a legacy tradition instituted out of wage controls imposed early in the last century. The vast health care expense burden is taking its toll on corporate America, which is well along the way in a process of pushing these expenses to the private and government sectors.

Re-aligning the health care system is a disruptive process. As a result, the positions of leading health care companies are shifting, but gradually. There is an increased call for pricing transparency and rationalizing health care costs. Companies that are involved in this re-alignment are beneficiaries. Companies whose innovations deliver unique advantages will retain pricing power.

Importantly, only a small portion of national health care expenditures find their way into the revenues of publicly traded companies, as a substantial amount of health care spending is for hospitals, and physician and nursing services. WE BELIEVE THE HEALTH CARE SECTOR IS ONE OF THE MORE ATTRACTIVE INVESTMENT AREAS FOR GROWTH INVESTORS because many companies continue to have success innovating and can command a price premium for their efforts. Additionally, certain managed health care and other companies are positioned to facilitate the structural changes necessary to contain our national health care expense.

Given recent years' strong performance, A GREAT MANY OF THE PORTFOLIO'S CURRENT HOLDINGS ARE SELLING AT "RICH" VALUATIONS, even considering their strong historical EPS growth and prospects for continued strong growth. Said another way, a number of the companies have seen price appreciation in their share values that have gotten ahead of the current fundamentals. Typically, we tend to retain shares after strong price appreciation if the intermediate and long-term growth outlook for the company is strong and visible. This way, we capture the value of compounding earnings without getting ensnared in unpredictable investor sentiment shifts. In situations where the outlook is strong but not as visible, we will manage position size to a lower level in order to contain risk in the portfolio. Additionally, we will continue to sell leading companies from the portfolio if we can find equally strong companies with higher EPS growth rates.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I
--------------------------------------------------------------------------------

STRATEGIC VIEW - (CONTINUED)
--------------------------------------------------------------------------------
The portfolio will continue to have a meaningful position in what we believe is still a very attractive area for growth investors. We do this with the knowledge that there will be periods (we hope short-term in nature) when health care stocks are not going to be Wall Street "darlings", but are confident that selected stocks within the sector that have strong long-term fundamentals should deliver solid long-term investment results.

We believe the Fund is positioned to capture many of the strong growth opportunities that may be unfolding in the months to come, and we thank you for entrusting your hard earned assets to our care, and we will continue to endeavor to work on your behalf to be certain that the trust is warranted.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------

INFORMATION ABOUT YOUR FUNDS' EXPENSES at April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------
As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2005 - April 30, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
                                                            EXPENSES
                                                              PAID
                                     BEGINNING       ENDING  DURING
                                      ACCOUNT       ACCOUNT  PERIOD*  ANNUALIZED
                                       VALUE         VALUE   11/1/05-  EXPENSE
       ACTUAL                         11/1/05       4/30/06   4/30/06   RATIO**
       ------                         -------       -------   -------   -------

Small Cap Growth Fund
  Class I                           $ 1,000.00   $ 1,205.60   $ 5.47      1.00%
  Class A                             1,000.00     1,202.10     7.64      1.40%
Flexible Growth Fund - Class I        1,000.00     1,066.40     4.87      0.95%

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)

Small Cap Growth Fund
  Class I                           $ 1,000.00   $ 1,019.84   $ 5.01      1.00%
  Class A                             1,000.00     1,017.85     7.00      1.40%
Flexible Growth Fund - Class I        1,000.00     1,020.08     4.76      0.95%

-----------
   * Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).
   ** Provident Investment Counsel, Inc. has agreed to waive fees and/or reimburse fund expenses so that the total annual operating expenses are limited to 1.00% for Small Cap Growth Fund - Class I, 1.40% for Small Cap Growth Fund - Class A, and 0.95% for Flexible Growth Fund - Class I.


                           PIC SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS at April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 95.61%
AEROSPACE & DEFENSE: 2.48%
      37,594     Argon St, Inc. * .............................     $  1,249,249
      33,212     Flir Systems, Inc.* ..........................          812,033
      54,150     Hexcel Corp. * ...............................        1,196,174
      15,900     Ladish Co., Inc.* ............................          567,153
                                                                    ------------
                                                                       3,824,609
                                                                    ------------
AIR FREIGHT & LOGISTICS: 0.94%
      46,650     UTI Worldwide, Inc.# .........................        1,455,014
                                                                    ------------

BIOTECHNOLOGY: 1.34%
      29,900     Onyx Pharmaceuticals, Inc.* ..................          698,165
      29,250     PDL Biopharma, Inc.* .........................          841,815
      37,000     Senomyx, Inc. * ..............................          529,470
                                                                    ------------
                                                                       2,069,450
                                                                    ------------
BUILDING PRODUCTS: 0.54%
      12,800     NCI Building Systems, Inc.* ..................          831,872
                                                                    ------------

CHEMICALS: 0.76%
       5,200     Minerals Technologies, Inc. ..................          297,544
      29,800     Symyx Technologies, Inc.* ....................          868,670
                                                                    ------------
                                                                       1,166,214
                                                                    ------------
COMMERCIAL BANKS: 0.81%
       7,200     PrivateBancorp, Inc. .........................          318,600
      40,600     Texas Capital Bancshares, Inc.* ..............          936,236
                                                                    ------------
                                                                       1,254,836
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES: 3.68%
      33,952     CoStar Group, Inc.* ..........................        1,916,591
      17,150     CRA International Inc.* ......................          836,234
      56,500     Navigant Consulting, Inc.* ...................        1,191,020
      64,508     Resources Connection, Inc.* ..................        1,735,265
                                                                    ------------
                                                                       5,679,110
                                                                    ------------
COMMUNICATIONS EQUIPMENT: 1.39%
      35,700     Avocent Corp.* ...............................          961,758
      20,100     F5 Networks, Inc.* ...........................        1,177,056
                                                                    ------------
                                                                       2,138,814
                                                                    ------------
COMPUTERS & PERIPHERALS: 0.55%
      16,400     Rackable Sys, Inc.* ..........................          842,796
                                                                    ------------
CONSTRUCTION & ENGINEERING: 1.09%
      36,300     Granite Construction, Inc. ...................        1,682,868
                                                                    ------------

CONSTRUCTION MATERIALS: 2.58%
      39,000     Headwaters, Inc.* ............................        1,313,520
      47,100     Texas Industries, Inc. .......................        2,670,570
                                                                    ------------
                                                                       3,984,090
                                                                    ------------
DIVERSIFIED CONSUMER SERVICES: 0.96%
      14,300     Strayer Education, Inc. ......................        1,487,057
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES: 2.31%
      37,500     Alliance Data Systems Corp. * ................        2,062,500
      42,100     Euronet Worldwide, Inc.* .....................        1,504,654
                                                                    ------------
                                                                       3,567,154
                                                                    ------------


SHARES                                                                  VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS: 0.96%
      42,300     NeuStar, Inc.* - Class A .....................     $  1,484,730
                                                                    ------------

ELECTRICAL EQUIPMENT: 0.64%
      21,300     Regal-Beloit Corp. ...........................          993,858
                                                                    ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS: 3.19%
      28,378     DTS, Inc.* ...................................          532,371
      27,500     Itron, Inc.* .................................        1,843,875
      46,900     NovAtel, Inc.*# ..............................        1,614,298
      19,550     Trimble Navigation, Ltd.* ....................          926,279
                                                                    ------------
                                                                       4,916,823
                                                                    ------------
ENERGY EQUIPMENT & SERVICES: 4.71%
      39,000     Basic Energy Services Inc.* ..................        1,299,870
       6,600     Hydril* ......................................          529,056
      76,000     KFX, Inc.* ...................................        1,371,800
      26,400     Oil States International, Inc.* ..............        1,065,768
      24,200     Unit Corp.* ..................................        1,397,550
      31,800     W-H Energy Services, Inc.* ...................        1,597,950
                                                                    ------------
                                                                       7,261,994
                                                                    ------------
FOOD & DRUG RETAILING: 0.47%
      22,650     United Natural Foods, Inc.* ..................          724,121
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES: 2.95%
      19,600     Arthrocare Corp.* ............................          888,468
      23,700     Aspect Medical Systems, Inc.* ................          674,502
      25,100     Dexcom, Inc.* ................................          631,516
      38,500     Ev3, Inc.* ...................................          604,065
       5,613     Immucor, Inc.* ...............................          163,058
       7,000     Intuitive Surgical, Inc.* ....................          889,000
      18,500     Neurometrix, Inc.* ...........................          697,820
                                                                    ------------
                                                                       4,548,429
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES: 6.79%
      69,900     HealthExtras, Inc.* ..........................        2,031,294
      44,400     Healthways, Inc.* ............................        2,178,264
      14,000     Pediatrix Medical Group, Inc.* ...............          708,680
      33,804     Providence Service Corp.* ....................        1,058,741
      22,100     Psychiatric Solutions, Inc.* .................          730,626
      33,100     Radiation Therapy Services, Inc.* ............          845,705
      28,100     Sierra Health Services, Inc.* ................        1,101,801
      58,346     VCA Antech, Inc. * ...........................        1,813,977
                                                                    ------------
                                                                      10,469,088
                                                                    ------------
HEALTH CARE TECHNOLOGY: 0.05%
       6,700     Merge Technologies, Inc.* ....................           84,688
                                                                    ------------

HOTELS, RESTAURANTS & LEISURE: 5.04%
      49,100     Life Time Fitness, Inc.* .....................        2,248,780
      23,610     Rare Hospitality International, Inc.* ........          734,743
      27,500     Red Robin Gourmet Burgers, Inc.* .............        1,236,400
      45,600     Shuffle Master, Inc.* ........................        1,684,920
      24,900     Texas Roadhouse, Inc. - Class A* .............          375,990
      47,600     WMS Industries, Inc.* ........................        1,487,500
                                                                    ------------
                                                                       7,768,333
                                                                    ------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       14


                            PIC SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS at April 30, 2006 (Unaudited) - (continued)
--------------------------------------------------------------------------------

 SHARES                                                                  VALUE
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 0.52%
      16,300     Central Garden and Pet Co.* ..................     $    802,938
                                                                    ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS: 0.58%
      54,000     Covanta Holding Corp.* .......................          900,720
                                                                    ------------

INDUSTRIAL CONGLOMERATES: 1.23%
      28,600     Walter Industries, Inc. ......................        1,897,038
                                                                    ------------

INSURANCE: 1.09%
      21,500     National Financial Partners Corp. ............        1,118,000
      30,334     National Interstate Corp. ....................          568,156
                                                                    ------------
                                                                       1,686,156
                                                                    ------------
INTERNET & CATALOG RETAIL: 1.66%
      36,600     Stamps.com, Inc.* ............................        1,032,120
      47,700     VistaPrint Limited*# .........................        1,525,446
                                                                    ------------
                                                                       2,557,566
                                                                    ------------
INTERNET SOFTWARE & SERVICES: 5.69%
      37,000     Ctrip.com International, Ltd. - ADR ..........        1,664,822
      86,600     CyberSource Corp.* ...........................          808,844
      35,500     DealerTrack Holdings, Inc.* ..................          791,650
      26,400     Digital Insight Corp. * ......................          910,536
      52,600     Equinix, Inc.* ...............................        3,466,340
      52,150     Marchex, Inc. - Class B* .....................        1,134,784
                                                                    ------------
                                                                       8,776,976
                                                                    ------------
IT SERVICES: 1.05%
      52,200     Verifone Holdings, Inc.* .....................        1,616,112
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS: 1.06%
      35,100     SCP Pool Corp. ...............................        1,639,872
                                                                    ------------

LIFE SCIENCES TOOLS & SERVICES: 1.76%
      55,600     Ventana Medical Systems, Inc.* ...............        2,707,720
                                                                    ------------

MACHINERY: 4.53%
      24,200     A.S.V., Inc.* ................................          605,000
      32,000     American Railcar Industries, Inc. ............        1,142,400
      24,986     Astec Industries, Inc.* ......................          983,199
      25,400     ESCO Technologies, Inc.* .....................        1,287,780
      53,500     Flow International Corp.* ....................          723,320
      12,000     Gardner Denver, Inc.* ........................          894,360
       7,900     Middleby Corp.* ..............................          697,649
      27,750     RBC Bearings, Inc.* ..........................          657,398
                                                                    ------------
                                                                       6,991,106
                                                                    ------------
MARINE: 0.97%
      27,700     American Commercial Lines, Inc.* .............        1,493,861
                                                                    ------------



 SHARES                                                                  VALUE
--------------------------------------------------------------------------------
METALS & MINING: 1.57%
      12,500     Carpenter Technology Corp. ...................     $  1,486,875
      15,600     RTI International Metals, Inc. * .............          938,184
                                                                    ------------
                                                                       2,425,059
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS: 3.92%
      40,700     Alon USA Energy Inc. .........................        1,091,981
      32,500     Denbury Resources, Inc.* .....................        1,059,500
      25,700     Foundation Coal Holdings, Inc. ...............        1,302,990
      33,300     Toreador Resources Corp.* ....................        1,027,638
      52,200     Warren Resources, Inc.* ......................          789,264
      38,000     Western Refining, Inc. .......................          768,740
                                                                    ------------
                                                                       6,040,113
                                                                    ------------
PERSONAL PRODUCTS: 0.90%
      38,300     Chattem, Inc.* ...............................        1,379,949
                                                                    ------------

PHARMACEUTICALS: 1.08%
      48,800     Aspreva Pharmaceuticals Corp.*# ..............        1,659,200
                                                                    ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT: 1.35%
      53,500     Trammell Crow Co.* ...........................        2,082,755
                                                                    ------------

ROAD & RAIL: 1.82%
      49,750     Genesee & Wyoming Inc.* ......................        1,630,307
      36,343     Old Dominion Freight Line, Inc.* .............        1,170,245
                                                                    ------------
                                                                       2,800,552
                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS: 0.56%
      57,850     Silicon Motion
                 Technology Corp. - ADR * .....................          860,808
                                                                    ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 5.29%
      18,821     Cymer, Inc.* .................................          972,857
      28,000     FormFactor, Inc.* ............................        1,167,320
      65,020     Integrated Device Technology, Inc.* ..........          989,604
      59,700     Microsemi Corp.* .............................        1,631,004
      41,900     Tessera Technologies, Inc.* ..................        1,343,733
      47,400     Trident Microsystems, Inc.* ..................        1,260,840
      48,300     Volterra Semiconductor Corp.* ................          793,569
                                                                    ------------
                                                                       8,158,927
                                                                    ------------
SOFTWARE: 5.38%
      25,074     FileNet Corp.* ...............................          697,559
      74,600     Informatica Corp.* ...........................        1,146,602
      28,600     Micros Systems, Inc.* ........................        1,195,480
      20,000     Quality Systems, Inc. ........................          671,200
      71,050     THQ Inc.* ....................................        1,821,011
      45,900     Transaction Systems Architects, Inc.* ........        1,833,246
      39,700     Witness Systems, Inc.* .......................          926,995
                                                                    ------------
                                                                       8,292,093
                                                                    ------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       15


                            PIC SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS at April 30, 2006 (Unaudited) - (continued)
--------------------------------------------------------------------------------

 SHARES                                                                  VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL: 4.74%
      76,230     Aaron Rents, Inc. ............................     $  2,047,538
      24,500     Gamestop Corp. - Class A* ....................        1,156,400
      18,500     Guitar Center, Inc.* .........................          994,560
      36,150     Hibbett Sporting Goods, Inc.* ................        1,095,706
      31,000     Tractor Supply Co.* ..........................        2,008,490
                                                                    ------------
                                                                       7,302,694
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS: 1.53%
      48,300     Crocs, Inc.* .................................        1,444,170
      53,500     Iconix Brand Group, Inc.* ....................          920,200
                                                                    ------------
                                                                       2,364,370
                                                                    ------------
THRIFTS & MORTGAGE FINANCE: 0.65%
      46,200     Clayton Holdings, Inc.* ......................          996,534
                                                                    ------------

TRADING COMPANIES & DISTRIBUTORS: 1.84%
      30,900     Beacon Roofing Supply, Inc.* .................        1,143,300
      21,700     MSC Industrial Direct Co., Inc. - Class A ....        1,125,362
      19,700     Nuco2, Inc.* .................................          564,208
                                                                    ------------
                                                                       2,832,870
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES: 0.61%
      37,700     SBA Communications Corp.* ....................          947,024
                                                                    ------------

TOTAL COMMON STOCKS
                 (Cost $100,442,148) ..........................      147,448,961
                                                                    ------------




 SHARES                                                                  VALUE
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS: 3.72%
   2,863,601     SEI Daily Income Treasury Fund ...............     $  2,863,601
   2,863,601     SEI Daily Income Trust Government Fund .......        2,863,601
                                                                    ------------

TOTAL MONEY MARKET INVESTMENTS
                 (Cost $5,727,202) ............................        5,727,202
                                                                    ------------

TOTAL INVESTMENTS IN SECURITIES
                 (Cost $106,169,350): 99.33% ..................      153,176,163
                                                                    ------------
Other Assets in Excess
   of Liabilities: 0.67% ......................................        1,036,381
                                                                    ------------

NET ASSETS: 100.0% ............................................     $154,212,544
                                                                    ============
------------
  * Non-income producing security.
  # U.S. traded security of a foreign issuer.
ADR - American Depositary Receipt.






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       16


                            PIC FLEXIBLE GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS at April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 98.26%
AEROSPACE/DEFENSE: 1.52%
        865   Rockwell Collins, Inc. ............................   $    49,478
                                                                    -----------

BIOTECHNOLOGY: 10.23%
      1,340   Amgen, Inc.* ......................................        90,718
        690   Genentech, Inc.* ..................................        55,000
      1,220   Genzyme Corp.* ....................................        74,615
      1,965   Gilead Sciences, Inc.* ............................       112,988
                                                                    -----------
                                                                        333,321
                                                                    -----------
CAPITAL MARKETS: 6.04%
        560   Goldman Sachs Group, Inc. .........................        89,762
        390   Legg Mason, Inc. ..................................        46,207
      3,270   TD Ameritrade Holding Corp.* ......................        60,691
                                                                    -----------
                                                                        196,660
                                                                    -----------
CHEMICALS: 4.68%
        990   Monsanto Co. ......................................        82,566
      1,245   Praxair, Inc. .....................................        69,882
                                                                    -----------
                                                                        152,448
                                                                    -----------
COMMUNICATIONS EQUIPMENT: 2.45%
      1,555   Qualcomm, Inc. ....................................        79,834
                                                                    -----------

COMPUTER PERIPHERALS: 3.52%
      1,630   Apple Computer, Inc.* .............................       114,736
                                                                    -----------

CONSTRUCTION MATERIALS: 1.46%
        560   Vulcan Materials Co. ..............................        47,578
                                                                    -----------

CONSUMER FINANCE: 3.07%
      1,890   SLM Corp. .........................................        99,943
                                                                    -----------

DIVERSIFIED FINANCIAL SERVICES: 2.11%
        150   Chicago Mercantile
              Exchange Holdings, Inc. ...........................        68,700
                                                                    -----------

ENERGY EQUIPMENT & SERVICES: 6.10%
      1,380   Halliburton Co. ...................................       107,847
      1,120   Transocean, Inc.*# ................................        90,798
                                                                    -----------
                                                                        198,645
                                                                    -----------
FOOD & STAPLES RETAILING: 4.32%
      3,140   CVS Corp. .........................................        93,321
        770   Whole Foods Market, Inc. ..........................        47,263
                                                                    -----------
                                                                        140,584
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES: 5.93%
        795   Alcon, Inc.*# .....................................        80,859
      1,465   St. Jude Medical, Inc.* ...........................        57,838
        865   Zimmer Holdings, Inc.* ............................        54,409
                                                                    -----------
                                                                        193,106
                                                                    -----------
HEALTH CARE PROVIDERS & SERVICES: 7.76%
      3,800   UnitedHealth Group, Inc. ..........................       189,012
        900   Wellpoint Inc. * ..................................        63,900
                                                                    -----------
                                                                        252,912
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE: 2.01%
      1,400   Carnival Corp.# ...................................        65,548
                                                                    -----------

INSURANCE: 1.60%
        800   American International Group, Inc. ................        52,200
                                                                    -----------


SHARES                                                                  VALUE
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES: 3.02%
        235   Google, Inc. - Class A* ...........................   $    98,216
                                                                    -----------

IT SERVICES: 3.13%
      1,600   Cognizant Technology Solutions Corp. - Class A * ..       101,776
                                                                    -----------

MULTILINE RETAIL: 3.95%
      1,360   Kohl's Corp.* .....................................        75,942
        990   Target Corp. ......................................        52,569
                                                                    -----------
                                                                        128,511
                                                                    -----------
OIL, GAS & CONSUMABLE FUELS: 3.18%
      1,480   Cameco Corp.# .....................................        60,162
         59   Hugoton Royalty Trust .............................         1,631
        990   XTO Energy, Inc. ..................................        41,927
                                                                    -----------
                                                                        103,720
                                                                    -----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 3.94%
      1,680   Broadcom Corp. - Class A* .........................        69,065
      1,040   Marvell Technology Group Ltd.*# ...................        59,373
                                                                    -----------
                                                                        128,438
                                                                    -----------
SOFTWARE: 5.50%
      1,590   Adobe Systems, Inc.* ..............................        62,328
      2,140   SAP AG - ADR ......................................       116,908
                                                                    -----------
                                                                        179,236
                                                                    -----------
SPECIALTY RETAIL: 5.09%
      2,000   Chico's FAS, Inc.* ................................        74,120
      1,455   Lowe's Companies, Inc. ............................        91,738
                                                                    -----------
                                                                        165,858
                                                                    -----------
TEXTILES, APPAREL & LUXURY GOODS: 2.26%
      1,210   Polo Ralph Lauren Corp. - Class A .................        73,471
                                                                    -----------

WIRELESS TELECOMMUNICATION SERVICES: 5.39%
      2,300   American Tower Corp. - Class A* ...................        78,522
      1,620   NII Holdings, Inc.* ...............................        97,038
                                                                    -----------
                                                                        175,560
                                                                    -----------
TOTAL COMMON STOCKS
              (Cost $2,644,412) .................................     3,200,479
                                                                    -----------

MONEY MARKET INVESTMENTS: 2.08%
     33,933   SEI Daily Income Treasury Fund ....................        33,933
     33,932   SEI Daily Income Trust Government Fund ............        33,932
                                                                    -----------

TOTAL MONEY MARKET INVESTMENTS
              (Cost $67,865) ....................................        67,865
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES
              (Cost $2,712,277): 100.34% ........................     3,268,344
Liabilities in Excess of
  Other Assets: (0.34)% .........................................       (10,987)
                                                                    -----------

NET ASSETS: 100.0% ..............................................   $ 3,257,357
                                                                    ===========

  * Non-income producing security.
  # U.S. traded security of a foreign issuer.
ADR - American Depositary Receipt.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       17



                      STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------
April 30, 2006 (Unaudited)
-----------------------------------------------------------------------------------
                                                           PIC             PIC
                                                        SMALL CAP       FLEXIBLE
                                                       GROWTH FUND    GROWTH FUND
-----------------------------------------------------------------------------------
ASSETS:
  Investments at cost ............................   $ 106,169,350    $   2,712,277
                                                     =============    =============
  Investments at value ...........................   $ 153,176,163    $   3,268,344

  Receivables:
    Investments sold .............................       2,922,225             --
    Fund shares sold .............................         261,888              500
    Dividends and interest .......................          27,643              605
    Due from Advisor .............................            --              8,241
  Prepaid expenses ...............................          26,919            8,947
                                                     -------------    -------------
      Total assets ...............................     156,414,838        3,286,637
                                                     -------------    -------------

LIABILITIES:
  Payables:
    Investments purchased ........................       1,922,438             --
    Fund shares redeemed .........................          94,473            2,380
    Management fees ..............................          77,780             --
    Deferred trustees' compensation (Note 3) .....          27,206            6,810
    Administration fees ..........................          18,584            2,466
    Custody fees .................................          15,280            1,807
    Fund accounting fees .........................          14,486            4,947
    Transfer agent fees ..........................          12,568            3,145
    Audit fees ...................................           7,806            6,524
    Distribution and service fees ................           2,427             --
    Chief Compliance Officer fee (Note 3) ........           2,079               19
  Accrued expenses ...............................           7,167            1,182
                                                     -------------    -------------
      Total liabilities ..........................       2,202,294           29,280
                                                     -------------    -------------

NET ASSETS .......................................   $ 154,212,544    $   3,257,357
                                                     =============    =============
NET ASSETS CONSIST OF:
    Capital (capital stock and paid-in capital) ..   $ 116,291,737    $   5,268,770
    Undistributed net investment loss ............        (539,072)         (15,401)
    Undistributed net realized loss
      from investment transactions ...............      (8,546,934)      (2,552,079)
    Net unrealized appreciation of investments ...      47,006,813          556,067
                                                     -------------    -------------
NET ASSETS .......................................   $ 154,212,544    $   3,257,357
                                                     =============    =============

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE:
CLASS A SHARES:
    Net assets ...................................   $  12,182,940    $        --
    Shares outstanding (unlimited number of shares
     authorized, par value $0.01) ................         682,874             --
    NET ASSET VALUE PER SHARE ....................   $       17.84    $        --
                                                     =============    =============
    MAXIMUM OFFERING PRICE PER SHARE
     (NET ASSET VALUE DIVIDED BY 94.25%) .........   $       18.93    $        --
                                                     =============    =============

CLASS I SHARES:
    Net assets ...................................   $ 142,029,604    $   3,257,357
    Shares outstanding (unlimited number of shares
     authorized, par value $0.01) ................       7,143,226          150,144
    NET ASSET VALUE, OFFERING PRICE AND
     REDEMPTION PRICE PER SHARE ..................   $       19.88    $       21.69
                                                     =============    =============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       18


                            STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------
For the Six Months Ended April 30, 2006 (Unaudited)
-----------------------------------------------------------------------------------
                                                           PIC              PIC
                                                         SMALL CAP        FLEXIBLE
                                                        GROWTH FUND     GROWTH FUND
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes
    of $110 and $41, respectively) ................   $     99,641    $      7,329
  Interest ........................................        116,169           1,458
                                                      ------------    ------------
    Total investment income .......................        215,810           8,787
                                                      ------------    ------------

EXPENSES:
  Management fees (Note 3) ........................        554,107          11,569
  Administration fees (Note 3) ....................        106,345          14,877
  Custody fees ....................................         40,145           1,123
  Transfer agent fees .............................         28,884           7,573
  Distribution and service fees (Notes 4 and 5):
    Class A .......................................         28,337            --
  Fund accounting fees ............................         27,785          12,404
  Reports to shareholders .........................         15,244            --
  Registration expense ............................         14,877           7,253
  Insurance expense ...............................         10,362           2,369
  Legal fees ......................................          9,316           1,304
  Audit fees ......................................          8,502           6,525
  Trustees fees (Note 3) ..........................          6,237           2,598
  Chief Compliance Officer fee (Note 3) ...........          3,958              76
  Other expenses ..................................          9,691             691
                                                      ------------    ------------
    Total expenses ................................        863,790          68,362
    Expenses waived and reimbursed by
      Advisor (Note 3) ............................       (142,820)        (52,662)
                                                      ------------    ------------
    Net expenses ..................................        720,970          15,700
                                                      ------------    ------------
      Net investment loss .........................       (505,160)         (6,913)
                                                      ------------    ------------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
  Net realized gain from investment transactions ..     19,170,806         179,114
  Net unrealized appreciation during the
      period on investments .......................      7,702,635          36,314
                                                      ------------    ------------
    Net realized and unrealized gain on investments     26,873,441         215,428
                                                      ------------    ------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .............................   $ 26,368,281    $    208,515
                                                      ============    ============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       19


                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------
                                                                     PIC SMALL CAP
                                                                      GROWTH FUND
                                                         Six Months Ended
                                                          April 30, 2006      Year Ended
                                                           (Unaudited)    October 31, 2005
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss ................................   $    (505,160)   $  (2,079,344)
  Net realized gain from investment transactions .....      19,170,806       59,009,943
  Net unrealized appreciation (depreciation)
    during the period on investments .................       7,702,635      (28,376,396)
                                                         -------------    -------------
  Net increase in net assets resulting from operations      26,368,281       28,554,203
                                                         -------------    -------------

CAPITAL SHARE TRANSACTIONS:
  Class A:
    Shares sold ......................................       2,529,820        7,772,912
    Shares repurchased ...............................     (25,431,214)     (84,195,866)
    Redemption fees ..................................             254              240
                                                         -------------    -------------
      Net decrease from Class A capital
            share transactions .......................     (22,901,140)     (76,422,714)
                                                         -------------    -------------
  Class I:
    Shares sold ......................................      21,521,802       38,566,512
    Shares repurchased ...............................     (25,613,601)    (154,110,441)
    Redemption fees ..................................             650            3,408
                                                         -------------    -------------
      Net decrease from Class I capital
            share transactions .......................      (4,091,149)    (115,540,521)
                                                         -------------    -------------

            Total decrease in net assets from
              capital share transactions .............     (26,992,289)    (191,963,235)
                                                         -------------    -------------

  Total decrease in net assets .......................        (624,008)    (163,409,032)
                                                         -------------    -------------


NET ASSETS:
  Beginning of period ................................     154,836,552      318,245,584
                                                         -------------    -------------
  End of period ......................................   $ 154,212,544    $ 154,836,552
                                                         =============    =============
  Undistributed net investment loss at end of period .   $    (539,072)   $     (33,912)
                                                         =============    =============

FUND SHARE TRANSACTIONS:
  Class A:
    Shares sold ......................................         150,861          536,576
    Shares repurchased ...............................      (1,616,155)      (5,794,545)
                                                         -------------    -------------
      Net decrease in Class A fund shares ............      (1,465,294)      (5,257,969)
                                                         =============    =============
  Class I:
    Shares sold ......................................       1,153,436        2,372,914
    Shares repurchased ...............................      (1,465,176)      (9,255,467)
                                                         -------------    -------------
      Net decrease in Class I fund shares ............        (311,740)      (6,882,553)
                                                         =============    =============

  Total decrease in fund shares ......................      (1,777,034)     (12,140,522)
                                                         =============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       20



                      STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------
                                                                  PIC FLEXIBLE
                                                                  GROWTH FUND
                                                         Six Months Ended
                                                          April 30, 2006   Year Ended
                                                            (Unaudited)  October 31, 2005
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss ..................................   $    (6,913)   $    (8,240)
  Net realized gain from investment transactions .......       179,114          8,477
  Net unrealized appreciation during
    the period on investments ..........................        36,314        514,140
                                                           -----------    -----------
    Net increase in net assets resulting from operations       208,515        514,377
                                                           -----------    -----------

CAPITAL SHARE TRANSACTIONS:
  Class I:
    Shares sold ........................................       154,037        708,549
    Shares repurchased .................................      (250,393)      (541,456)
                                                           -----------    -----------
      Net increase (decrease) from Class I
            capital share transactions .................       (96,356)       167,093
                                                           -----------    -----------

  Total increase in net assets .........................       112,159        681,470
                                                           -----------    -----------


NET ASSETS:
  Beginning of period ..................................     3,145,198      2,463,728
                                                           -----------    -----------
  End of period ........................................   $ 3,257,357    $ 3,145,198
                                                           ===========    ===========
  Undistributed net investment loss
      at end of period .................................   $   (15,401)   $    (8,488)
                                                           ===========    ===========

FUND SHARE TRANSACTIONS:
  Class I:
    Shares sold ........................................         6,939         38,924
    Shares repurchased .................................       (11,426)       (28,734)
                                                           -----------    -----------
      Net increase (decrease) in Class I fund shares ...        (4,487)        10,190
                                                           ===========    ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       21


                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------

                            PIC SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                    CLASS I
                                             ----------------------------------------------------
                                                 FOR THE         FOR THE   FOR THE     FOR THE
                                              PERIOD ENDED     YEAR ENDED YEAR ENDED  YEAR ENDED
                                             APRIL 30, 2006   OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                               (UNAUDITED)       2005        2004^       2003
                                             ----------------------------------------------------
PER SHARE DATA
Net asset value per share, beginning of period   $ 16.49       $ 15.13     $ 15.38     $ 10.58
Income from investment operations:
  Net investment loss ........................     (0.06)*       (0.13)*     (0.14)      (0.08)
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments ...........      3.45          1.49       (0.11)       4.88
                                                 -------       -------     -------     -------
    Total income (loss) from investment
      operations .............................      3.39          1.36       (0.25)       4.80
                                                 -------       -------     -------     -------

  Redemption fees retained ...................      0.00#*        0.00#*      0.00#       --
                                                 -------       -------     -------     -------

DISTRIBUTIONS:
  From net realized gains ....................      --            --          --          --
                                                 -------       -------     -------     -------
  Total distributions ........................      --            --          --          --
                                                 -------       -------     -------     -------
  Net asset value per share,
      end of period ..........................   $ 19.88       $ 16.49     $ 15.13     $ 15.38
                                                 -------       -------     -------     -------
  Total return ...............................     20.56%++       8.99%      (1.63%)     45.37%
                                                 =======       =======     =======     =======


RATIOS/SUPPLEMENTAL DATA:
  Net assets (dollars in millions),
      end of period ..........................   $ 142.0       $ 122.9     $ 217.0     $ 249.5
  Ratio of expenses to average net assets:
       Before expense reimbursement ..........      1.20%+        1.07%       0.99%       1.38%
       After expense reimbursement ...........      1.00%+        1.00%       0.99%       1.00%
  Ratio of net investment loss to
      average net assets:
       Before expense reimbursement ..........     (0.89%)+      (0.88%)     (0.86%)     (1.16%)
       After expense reimbursement ...........     (0.69%)+      (0.81%)     (0.86%)     (0.78%)
  Portfolio turnover rate ....................     42.57%++      59.58%      99.08%     106.81%

------------------
   ++ Not annualized.
   +  Annualized.
   ^ On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.
   #  Amount is less than $0.01.
   *  Per share numbers have been calculated using the average shares method.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       22


                                            FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------

                                          PIC SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------
                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

         CLASS I                                            CLASS A
-------------------------- ---------------------------------------------------------------------------------
  FOR THE        FOR THE      FOR THE        FOR THE     FOR THE      FOR THE      FOR THE       FOR THE
YEAR ENDED     YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
OCTOBER 31,    OCTOBER 31, APRIL 30, 2006   OCTOBER 31  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    OCTOBER 31,
   2002           2001       (UNAUDITED)      2005       2004*^         2003          2002         2001
   ----           ----       -----------      ----       ------         ----          ----         ----

$    13.23      $  39.06      $ 14.84      $ 13.67      $ 13.97      $   9.65      $  12.13      $ 19.38

     (0.10)        (0.08)       (0.09)*      (0.17)*      (0.15)        (0.15)        (0.13)       (0.15)

     (2.55)        (9.61)        3.09         1.34        (0.15)         4.47         (2.35)       (7.10)
----------      --------      -------      -------      -------      --------      --------      -------
     (2.65)        (9.69)        3.00         1.17        (0.30)         4.32         (2.48)       (7.25)
----------      --------      -------      -------      -------      --------      --------      -------

       --            --          0.00#*       0.00#*      0.00#            --            --           --
----------      --------      -------      -------      -------      --------      --------      -------


     --           (16.14)       --           --           --            --            --           --
----------      --------      -------      -------      -------      --------      --------      -------
     --           (16.14)       --           --           --            --            --           --
----------      --------      -------      -------      -------      --------      --------      -------
$    10.58      $  13.23      $ 17.84      $ 14.84      $ 13.67      $  13.97      $   9.65      $ 12.13
----------      --------      -------      -------      -------      --------      --------      -------
    (20.03%)      (37.11%)      20.21%++      8.56%       (2.15%)       44.77%       (20.45%)     (37.41%)
==========      ========      =======      =======      =======      ========      ========      =======



$    126.6       $ 176.0      $  12.2      $  31.9      $ 101.3      $   42.2      $   35.3      $  39.6

      1.34%         1.26%        1.60%+       1.47%        1.36%         2.09%         1.86%        1.81%
      1.00%         1.00%        1.40%+       1.40%        1.37%         1.45%         1.45%        1.45%

     (1.09%)       (0.85%)      (1.30%)+     (1.26%)      (1.23%)       (1.87%)       (1.61%)      (1.40%)
     (0.75%)       (0.59%)      (1.10%)+     (1.19%)      (1.24%)       (1.23%)       (1.20%)      (1.04%)
    100.71%        99.00%       42.57%++     59.58%       99.08%       106.81%       100.71%       99.00%


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           23



                                                 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------

                                               PIC FLEXIBLE GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS I
                                       FOR THE     ------------------------------------------------------------------
                                    PERIOD ENDED     FOR THE       FOR THE      FOR THE        FOR THE      FOR THE
                                      APRIL 30,     YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                        2006        OCTOBER 31,   OCTOBER 31,  OCTOBER 31,   OCTOBER 31,  OCTOBER 31,
                                    (UNAUDITED)        2005         2004*^       2003*          2002*        2001*
                                    -----------        ----         ------       -----          -----        -----
PER SHARE DATA
Net asset value per share,
  beginning of period .............   $ 20.34      $   17.06    $    17.62    $    12.85    $    15.47    $    30.42
Income from investment operations:
  Net investment loss .............     (0.05)         (0.05)        (0.26)        (0.29)        (0.37)        (0.36)
  Net realized gains (losses)
    and change in unrealized
    appreciation or depreciation
    on investments ................      1.40           3.33         (0.30)         5.06         (2.25)       (13.37)
                                      -------      ---------    ----------    ----------    ----------    ----------
    Total income (loss) from
     investment operations ........      1.35           3.28         (0.56)         4.77         (2.62)       (13.73)
                                      -------      ---------    ----------    ----------    ----------    ----------

  Redemption fees retained ........      --             --            0.00#         --            --            --
                                      -------      ---------    ----------    ----------    ----------    ----------
DISTRIBUTIONS:
  From net realized gains .........      --             --            --            --            --           (1.22)
                                      -------      ---------    ----------    ----------    ----------    ----------
  Total distributions .............      --             --            --            --            --           (1.22)
                                      -------      ---------    ----------    ----------    ----------    ----------
  Net asset value per share,
    end of period .................   $ 21.69      $   20.34    $    17.06    $    17.62    $    12.85    $    15.47
                                      -------      ---------    ----------    ----------    ----------    ----------
  Total return ....................      6.64%++       19.23%        (3.18%)       37.12%       (16.94%)      (46.85%)
                                      =======      =========    ==========    ==========    ==========    ==========


RATIOS/SUPPLEMENTAL DATA:
  Net assets (dollars in millions),
    end of period .................   $  3.3       $    3.1     $     2.5     $     3.7     $     3.5     $     5.6
  Ratio of expenses to
    average net assets:
    Before expense reimbursement ..      4.13%+         4.86%         7.24%        10.38%         4.03%         3.53%
    After expense reimbursement ...      0.95%+         0.97%         1.55%         2.14%         2.14%         2.14%
  Ratio of net investment loss
    to average net assets:
    Before expense reimbursement ..     (3.60%)+       (4.18%)       (6.94%)      (10.11%)       (3.88%)       (3.18%)
    After expense reimbursement ...     (0.42%)+       (0.29%)       (1.25%)       (1.87%)       (1.99%)       (1.79%)
  Portfolio turnover rate .........     32.73%++       60.00%       171.99%       133.51%       259.63%       148.64%

   * As of July 1, 2004, the PIC Mid Cap Growth Fund converted from Class B shares to PIC Flexible Growth Class I shares.
   ++ Not annualized.
   +  Annualized.
   ^ On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust.
      The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.
   #  Amount is less than $0.01.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       24

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

1 - ORGANIZATION

The PIC Flexible Growth Fund (formerly PIC Mid Cap Fund) and PIC Small Cap Fund are each a series of Advisors Series Trust ("the Trust") which is registered under the Investment Company Act of 1940 as an open-end management investment company. The PIC Small Cap Growth Fund - Class I commenced operations on September 30, 1993 and the PIC Small Cap Growth Fund - Class A commenced operations on February 3, 1997. The PIC Flexible Growth Fund commenced operations on March 31, 1999.

2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. SECURITY VALUATION: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price doe not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value.

   B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regu- lations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

   D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

   E. SECURITIES LOANS: The Funds may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

   F. REDEMPTION FEES: The Funds charge a 1% redemption fee to shareholders who redeem shares held for less than 30 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

   G. RECLASSIFICATION OF CAPITAL ACCOUNT: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited) - (continued)
--------------------------------------------------------------------------------

3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2006, Provident Investment Counsel, Inc. (the "Advisor"), an indirect, wholly owned sub-sidiary of Old Mutual PLC, provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, provides most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the PIC Small Cap Growth Fund, and 0.70% based upon the average daily net assets of the PIC Flexible Growth Fund. For the six months ended April 30, 2006, the PIC Small Cap Growth Fund and the PIC Flexible Growth Fund incurred $554,107 and $11,569 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Funds and/or to pay Fund operating expenses to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% for the PIC Small Cap Fund - Class I, 1.40% for the PIC Small Cap Fund - Class A, and 0.95% for the PIC Flexible Growth Fund. Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds' obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds' expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

For the six months ended April 30, 2006, the Advisor reduced its fees and absorbed Fund expenses in the amount of $142,820 and $52,662 for the PIC Small Cap Growth Fund and the PIC Flexible Growth Fund, respectively.

At April 30, 2006, the amount available for reimbursement to the Advisor by each Fund, are as follows:

      FUND                                           TOTAL
      ----                                           -----
      PIC Small Cap Growth Fund                  $  1,137,538
      PIC Flexible Growth Fund                   $    583,826

At April 30, 2006, accumulative expenses subject to recapture for the Funds expire as follows:

                                                 OCTOBER 31,
                                 --------------------------------------------
    FUND                           2006       2007         2008        2009
    ----                           ----       ----         ----        ----
    PIC Small Cap Growth Fund    $840,030    $   --      $154,688    $142,820
    PIC Flexible Growth Fund     $250,024    $170,198    $110,942    $ 52,662

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplies to the Trustees; monitors the activities of the Funds' custodian, transfer agents and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate from each Fund:

  FUND ASSET LEVEL                             FEE RATE
  ----------------                             --------
  Less than $15 million                        $30,000
  $15 million to less than $50 million         0.20% of average daily net assets
  $50 million to less than $100 million        0.15% of average daily net assets
  $100 million to less than $150 million       0.10% of average daily net assets
  More than $150 million                       0.05% of average daily net assets

For the six months ended April 30, 2006, the PIC Small Cap Growth Fund and the PIC Flexible Growth Fund incurred $106,345 and $14,877 in administration fees, respectively.

U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the Fund Accountant and Transfer Agent to the Funds. U.S. Bank, N.A., an affiliate of USBFS, serves as the Funds' custodian.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited) - (continued)
--------------------------------------------------------------------------------

The PIC Investment Trust (previous Trust of the Funds) approved a Deferred Compensation Plan for its Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). The phantom share account is marked to market on January 1 of each calendar year. The phantom share account balances were as follows on January 1, 2006:

      PIC Small Cap Growth Fund                  $ 27,206
      PIC Flexible Growth Fund                      6,810

For the six months ended April 30, 2006, the PIC Small Cap Growth Fund and the PIC Flexible Growth Fund were allocated $3,958 and $76, respectively of the Chief Compliance Officer fee.

4 - SHAREHOLDER SERVICING FEE

The PIC Small Cap Growth Fund - Class A has entered into a Shareholder Servicing Agreement with the Advisor under which the Fund pays servicing fees at an annual rate of 0.15% of the average daily net assets of the Fund. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the six months ended April 30, 2006, the PIC Small Cap Fund - Class A incurred shareholder servicing fees of $10,626 under the agreement.

5 - DISTRIBUTION COSTS

The PIC Small Cap Growth Fund - Class A has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent a compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the six months ended April 30, 2006, the PIC Small Cap Growth Fund - Class A paid the Distribution Coordinator $17,710.

6 - PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities were:

                                       PURCHASES              SALES
                                       ---------              -----
      PIC Small Cap Growth Fund      $ 57,695,400        $  87,286,274
      PIC Flexible Growth Fund       $  1,081,424        $   1,061,452

7 - LINE OF CREDIT

The PIC Small Cap Growth Fund and the PIC Flexible Growth Fund have a line of credit in the amount of $13,000,000 and $285,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds' custodian, U.S. Bank, N.A. During the six months ended April 30, 2006, the Funds did not draw upon the line of credit.

8 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, net operating losses, and deferred trustees compensation.

There were no distributions paid during the six months ended April 30, 2006 and the year ended October 31, 2005.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited) - (continued)
--------------------------------------------------------------------------------

As of October 31, 2005, the Funds' most recently completed fiscal year end, the components of net assets on a tax basis were as follows:

                                                   PIC                  PIC
                                                 SMALL CAP            FLEXIBLE
                                                GROWTH FUND         GROWTH FUND
                                               -------------      -------------
Cost of investments ......................     $ 117,798,657      $   2,628,903
                                               =============      =============

Gross unrealized appreciation ............     $  42,771,710      $     569,566
Gross unrealized depreciation ............        (4,024,256)           (53,601)
                                               -------------      -------------

Net unrealized appreciation ..............     $  38,747,454      $     515,965
                                               =============      =============

Undistributed ordinary income ............     $     (33,912)     $      (8,488)
Undistributed long-term capital gain .....              --                 --
                                               -------------      -------------

Total distributable earnings .............     $     (33,912)     $      (8,488)
                                               =============      =============

Other accumulated gains (losses) .........       (27,161,016)        (2,727,405)
Total accumulated earnings (losses) ......     $ (11,552,526)     $  (2,219,928)
                                               =============      =============

At October 31, 2005, certain Funds had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:


                                                         CAPITAL LOSSES EXPIRING IN:
                            --------------------------------------------------------------------------------------
                                2009            2010            2011            2012       2013         TOTAL
                                ----            ----            ----            ----       ----         -----
PIC Small Cap
  Growth Fund ..........   $ (7,244,259)   $(10,919,530)   $       --      $ (8,997,227)   $ --     $(27,161,016)
PIC Flexible Growth Fund     (2,141,616)       (381,989)       (203,800)           --        --       (2,727,405)


During the year ended October 31, 2005, the PIC Flexible Growth Fund utilized capital loss carryforwards of $11,959.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS at April 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-618-7643 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 1-800-618-7643. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Forms N-Q is also available upon request by calling 1-800-618-7643.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------
AST BOARD REVIEW OF ADVISORY AGREEMENT
--------------------------------------------------------------------------------

At a meeting held on December 15, 2005, the Board, including the Independent Trustees, considered and approved the continuance of the Advisory Agreement for the one-year period ending December 15, 2006. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclu-sive) basis for the Board's determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

   1. THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the Advisor's specific responsibilities in all aspects of the day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Funds, including administration, marketing and compliance. The Board noted the Advisor's commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, includ- ing information regarding its compliance program, its chief compliance officer and the Advisor's compliance record, and the Advisor's business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board's knowledge of the Advisor's operations, and noted that during the course of the prior year the Board had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and com- pliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services are satisfactory and reliable.

   2. THE FUNDS' HISTORICAL YEAR-TO-DATE PERFORMANCES AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quali- ty of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Funds on both an absolute basis and in comparison to each Fund's peer group, as classified by Lipper, Inc. and their respective benchmark indices Russell Mid Cap Growth Index (with regards to the PIC Flexible Growth Fund) and the S&P 500 Index and Russell 2000 Growth Total Return Index (with regards to the PIC Small Cap Fund).

      PIC FLEXIBLE GROWTH FUND. The Board noted that the Fund's year-to-date performance was above the median of its peer group and had exceeded its benchmark index. The Trustees particularly noted the Fund's first quartile perform- ance ranking year-to-date and for a one-year period. The Board also noted the Fund's second quartile performance for a three-year period. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that the Advisor's overall performance was satis- factory under current market conditions.

      PIC SMALL CAP GROWTH FUND. The Board noted that although the Fund's performance figures were below the medi- an for its peer group for all relevant periods and trailed its benchmark index, the performance for the Fund was not outside of the range of its peer group for any period. The Board also noted that although the Fund's one- and three- year performance were below the median of its peer group, it was ranked in the third quartile for those periods. It was noted that the Fund's performance had exceeded the S&P 500 Index over a one- and three-year period. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss vari- ous performance topics. The Board concluded that the Advisor's overall performance was satisfactory under current market conditions.

   3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR'S FEES UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed and com- pared each Fund's fees and expenses to those funds in its peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.

      PIC FLEXIBLE GROWTH FUND. The Board noted that the Advisor had agreed to maintain an annual expense ratio of 0.95%, which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience - and that the Advisor had honored its agreement in this respect. The Trustees noted that the Fund's total expense ratio was below its peer group median and the expense structure was in line with the fees charged by the Advisor to its other investment management clients. After taking into account all waivers and reimbursements, the Board concluded that the fees paid to the Advisor were fair and reasonable in light of compara- tive performance and expense and advisory fee information.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
--------------------------------------------------------------------------------
AST BOARD REVIEW OF ADVISORY AGREEMENT - (continued)
--------------------------------------------------------------------------------

      PIC SMALL CAP GROWTH FUND. The Board noted that the Advisor had agreed to maintain an annual expense ratio of 1.40% for the Fund's Class A shares and 1.00% for the Fund's Class I shares, which had been consistently and clearly disclosed to each class as the expense ratio that shareholders should expect to experience, and that the Advisor had honored its agreement in this respect. The Trustees noted that the Fund's total expense ratio for each share class was below its peer group median and the expense structures were in line with the fees charged by the Advisor to its other investment management clients. After taking into account all waivers and reimbursements, it was also noted that the Fund's 12b-1 fees were at an acceptable level. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

   4. ECONOMIES OF SCALE. The Board also considered that the Advisor would realize economies of scale regarding the Funds' expenses as each Fund's assets continue to grow. As the level of each Fund's assets grows, the Advisor expects to be able to cover existing Fund overhead, although there are other expenses that will increase with greater assets. The Board noted that although the Funds do not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Funds do not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and Fund asset levels increased.

   5. THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Advisor's financial information and took into account both the direct and indirect benefits to the Advisor from advising the Funds. The Board considered that the Advisor benefits from positive reputational value in advising the Funds. The Board noted that the Advisor continued to subsidize a portion of the Funds' operating expenses, and reviewed the Advisor's compliance with its expense reimbursement obligations. The Board also consid- ered the Advisor's estimate of the asset level at which the Funds would reach a break even level by covering allocated overhead costs. The Board also considered that the additional benefits derived by the Advisor from its relationship with the Funds were limited primarily to research benefits received in exchange for "soft dollars." After such review, the Board determined that the profitability of the Advisor from the Advisory Agreement is not excessive, and that the Advisor had maintained adequate resources to support the services to the Funds.

No single factor was determinative of the Board's decision to approve the continuance of the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable to the Funds, and that the Funds' shareholders received reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

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

                                PIC MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS - ADVISORS SERIES TRUST
--------------------------------------------------------------------------------
WALTER E. AUCH, Independent Trustee
JAMES CLAYBURN LAFORCE, Independent Trustee
DONALD E. O'CONNOR, Independent Trustee
GEORGE J. REBHAN, Independent Trustee
GEORGE T. WOFFORD III, Independent Trustee
ERIC M. BANHAZL, President and Trustee
BUD SLOTKY, Vice President and Chief Compliance Officer
RODNEY A. DEWALT, Secretary and AML Officer
DOUGLAS G. HESS, Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PROVIDENT INVESTMENT COUNSEL
300 N. Lake Avenue
Pasadena, CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
TAIT, WELLER & BAKER, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103


WHY INVEST WITH PROVIDENT INVESTMENT COUNSEL?

COMMITMENT TO OUR SHAREHOLDERS
------------------------------
   o  Dedicated investment team managing your investments
   o  Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
----------------------------
   o  "Pure growth" philosophy and consistent investment style
   o  "Multiple points of knowledge" provide intimate understanding of companies

UNIQUELY STRUCTURED INVESTMENT TEAMS
------------------------------------
   o  Significant number of professionals committed to growth philosophy
   o  Transparent process that "digs deep" into company fundamentals


--------------------------------------------------------------------------------
This semi-annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after April 30, 2006, this semi-annual report must be accompanied by performance updates for the most recent calendar quarter.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                      Shareholder Services: (800) 618-7643
                            Website: www.provnet.com

                                                                         (06/06)




ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. DURING THE LAST SIX MONTHS, THERE HAS BEEN A MATERIAL CHANGE TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES. THE NOMINATING COMMITTEE WILL NOW CONSIDER NOMINEES RECOMMENDED BY SHAREHOLDERS.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Not Applicable.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  ADVISORS SERIES TRUST

         By (Signature and Title)* /S/ ERIC M. BANHAZL
                                   ---------------------------------------------
                                            Eric M. Banhazl, President

         Date    7/05/06
                -------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)*   /S/ ERIC M. BANHAZL
                                   ---------------------------------------------
                                            Eric M. Banhazl, President

         Date    7/05/06
                -------------------------------------------------------


         By (Signature and Title)*   /S/ DOUGLAS G. HESS
                                   ---------------------------------------------
                                            Douglas G. Hess, Treasurer

         Date    7/06/06
                -------------------------------------------------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.